Share Capital (Tables)	12 Months Ended
Dec. 31, 2015
Share Capital Tables
Weighted average number of shares

As at December 31, 2015, the Company's net loss per weighted average number of shares outstanding is as follows:

	2015	2014

Net loss for the year	$(3,487,757)	$(479,341)

Weighted average number of shares (basic and diluted)	40,460,153	125,801

Loss per weighted average share (basic and diluted)	$-	$(4)